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                                                                    EXHIBIT 10.6

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

This First Amendment to Amended and Restated Employment Agreement ("First Amendment") is made effective as of the 1st day of January, 2004 (the "Effective Date"), between CAL DIVE INTERNATIONAL, INC., a Minnesota corporation, ("Company"), and JAMES LEWIS CONNOR, III ("Employee"), an individual residing at 50 Highland Circle, The Woodlands, Texas 77381.

         WHEREAS, Company and Employee has previously entered into that certain Amended and Restated Employment Agreement (the "Agreement") is made effective as of the 1st day of May, 2002; and

         WHEREAS, Company and Employee now wish to amend said Agreement to reflect a change in Employee's Incentive Bonus (as defined in said Agreement);

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1. Section 2(b) is deleted and substituted in lieu thereof the following new Section 2(b):

         (b) Incentive Bonus. During the Employment Term, in addition to the Annual Salary payable to Employee pursuant to paragraph (a) above, Employee shall be entitled to an annual incentive bonus (the "Incentive Bonus") based on the achievement of personal, departmental and Company performance objectives, payable not later than three months after the close of each fiscal year of the Company, commencing with the fiscal year ending December 31, 2004, as established annually or from time to time by the Board of Directors.

2. Except as hereby amended by this First Amendment, said Agreement shall remain as originally written.

         IN WITNESS, WHEREOF, the parties hereto have duly executed this First Amendment effective as of the date first above written.


CAL DIVE INTERNATIONAL, INC.                         EMPLOYEE


By:      /s/ MARTIN R. FERRON                        /s/ JAMES LEWIS CONNOR, III
         ---------------------------                 ---------------------------
Name:    Martin R. Ferron                            James Lewis Connor, III
Title:   President and Chief Operating Officer